Exhibit 99.1
                                  ------------

                    Certification Pursuant to Section 906 of
                         the Sarbanes-Oxley Act of 2002


     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Dividend Capital Trust Inc., a Maryland corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission (the "Report") that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: May 14, 2003                   /s/ Evan H. Zucker
                                     -------------------------------------------
                                     Evan H. Zucker
                                     Chief Executive Officer





Date: May 14, 2003                   /s/ James R. Mulvihill
                                     -------------------------------------------
                                     James R. Mulvihill
                                     Chief Financial Officer